                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): February 19, 1998


                                  Omtool, Ltd.
                                  ------------
             (Exact name of Registrant as specified in its charter)


         Delaware                   0-22871                  02-0447481
         --------                   -------                  ----------
     (State or other              (Commission               (IRS Employer
       jurisdiction               File number)           Identification No.)
    of Incorporation)


                        8 Industrial Way, Salem, NH 03079
                        ---------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (603) 898-8900
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Item 5.  Other Events
         ------------

      On February 19, 1998, Omtool, Ltd. ("Omtool"), Desktop Paging Software, Inc. ("DPSI") and the stockholders of DPSI entered into a certain Stock Purchase Agreement, pursuant to which Omtool acquired all of the outstanding capital stock of DPSI.

      The information contained in the press release of Omtool dated February 27, 1998 announcing the acquisition of DPSI attached as Exhibit 99.1 is hereby incorporated by reference.

      In addition, on February 27, 1998, Omtool, TRS Technologies, Inc. ("TRS") and the stockholders of TRS entered into a certain Stock Purchase Agreement, pursuant to which Omtool acquired all of the outstanding capital stock of TRS.

      The information contained in the press release of Omtool dated February 27, 1998 announcing the acquisition of TRS attached as Exhibit 99.2 is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      (a) Financial Statements of Business Acquired.  None.
          ------------------------------------------

      (b) Pro Forma Financial Information.  None.
          --------------------------------

      (c) Exhibits.
          ---------

Exhibit No.     Description
-----------     -----------

   99.1 Press release of Omtool, Ltd. announcing the acquisition of Desktop Paging Software, Inc. dated February 27, 1998.

   99.2 Press release of Omtool, Ltd. announcing the acquisition of TRS Technologies, Inc. dated February 27, 1998.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Omtool, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                    OMTOOL, LTD.



Date: March 13, 1998
                                    By: /s/ Robert L. Voelk
                                        ---------------------------
                                        Robert L. Voelk
                                        Chief Executive Officer
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                                  EXHIBIT INDEX


                                                                 Page Number
Exhibit                                                          in Sequentially
  No.       Description                                          Numbered Copy
-------     -----------                                          -------------

99.1 Press release of Omtool, Ltd. announcing the acquisition of Desktop Paging Software, Inc.
            dated February 27, 1998.

99.2 Press release of Omtool, Ltd. announcing the acquisition of TRS Technologies, Inc. dated
            February 27, 1998.